UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2016

Date of Report (Date of Earliest Event Reported)

CFCRE 2016-C3 Mortgage Trust

(Exact name of issuing entity)

Cantor Commercial Real Estate Lending, L.P.

(Exact name of sponsor as specified in its charter)

Société Générale

(Exact name of sponsor as specified in its charter)

Liberty Island Group I LLC

(Exact name of sponsor as specified in its charter)

CCRE Commercial Mortgage Securities, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-207567-01	27-5333184
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 East 59th Street

New York, New York

(Address of principal executive offices)

(212) 915-1700

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

On January 28, 2016, CCRE Commercial Mortgage Securities, L.P. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2016 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator, custodian and paying agent, of CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in CFCRE 2016-C3 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 38 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 67 commercial, multifamily and manufactured housing community properties (the “Mortgaged Properties”).

The Mortgage Loan secured by the Mortgaged Property identified as “215 West 34th Street & 218 West 35th Street” on Exhibit B to the Pooling and Servicing Agreement (the “215 West 34th Street & 218 West 35th Street Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “215 West 34th Street & 218 West 35th Street Whole Loan”) that includes the 215 West 34th Street & 218 West 35th Street Mortgage Loan and three other loans that are pari passu to the 215 West 34th Street & 218 West 35th Street Mortgage Loan and to each other (each, a “215 West 34th Street & 218 West 35th Street Pari Passu Companion Loan”). The 215 West 34th Street & 218 West 35th Street Pari Passu Companion Loans are not assets of the Issuing Entity. The 215 West 34th Street & 218 West 35th Street Whole Loan, including the 215 West 34th Street & 218 West 35th Street Mortgage Loan, as of May 18, 2016, will now be serviced and administered pursuant to (i) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.1 and which is dated as of May 1, 2016 (the “CFCRE 2016-C4 Pooling and Servicing Agreement”), among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, U.S. Bank National Association, as custodian and as trustee, certificate administrator and paying agent, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, (ii) that certain Primary Servicing Agreement, dated as of May 1, 2016 (the “215 West 34th Street & 218 West 35th Street Primary Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 99.1, between Berkeley Point Capital LLC and Wells Fargo Bank, National Association, and (iii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was attached to the current report on Form 8-K filed by the Issuing Entity on January 28, 2016.

The terms and conditions of the CFCRE 2016-C4 Pooling and Servicing Agreement applicable to the servicing of the 215 West 34th Street & 218 West 35th Street Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on January 28, 2016.

The Mortgage Loan secured by the Mortgaged Properties identified as “AG Life Time Fitness Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “AG Life Time Fitness Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “AG Life Time Fitness Portfolio Whole Loan”) that includes the AG Life Time Fitness Portfolio Mortgage Loan and two other loans that are pari passu to the AG Life Time Fitness Portfolio Mortgage Loan and to each other (each, an “AG Life Time Fitness Portfolio Pari Passu Companion Loan”). The AG Life Time Fitness Portfolio Pari Passu Companion Loans are not assets of the Issuing Entity. The AG Life Time Fitness Portfolio Whole Loan, including the AG Life Time Fitness Portfolio Mortgage Loan, as of May 5, 2016, will now be serviced and administered pursuant to (i) a pooling and servicing agreement, as to which an executed version was attached to the current report on Form 8-K filed by the Issuing Entity on February 10, 2016 and which is dated as of February 1, 2016 (the “COMM 2016-CCRE28 Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and (ii) that certain amended and restated Co-Lender Agreement, dated as of May 5, 2016 (the “AG Life Time Fitness Portfolio Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.2, among Wilmington Trust, National Association, as Trustee, for the benefit of the Holders of COMM 2016-CCRE28 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CCRE28, as Note A-1 holder, Wilmington Trust, National Association, as Trustee, for the benefit of the Holders of CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3, as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-4-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-4-2 holder.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 4.1	Pooling and Servicing Agreement, dated as of May 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, U.S. Bank National Association, as custodian and as trustee, certificate administrator and paying agent.

Exhibit 4.2	Co-Lender Agreement, dated as of May 5, 2016, among Wilmington Trust, National Association, as Trustee, for the benefit of the Holders of COMM 2016-CCRE28 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CCRE28, as Note A-1 holder, Wilmington Trust, National Association, as Trustee, for the benefit of the Holders of CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3, as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-4-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-4-2 holder.

Exhibit 99.1	Primary Servicing Agreement, dated as of May 1, 2016, between Berkeley Point Capital LLC and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCRE COMMERCIAL MORTGAGE SECURITIES, L.P.
(Registrant)

Date: May 23, 2016
	By:	/s/ Anthony Orso
Name: Anthony Orso
Title: Principal Executive Officer

W. TURNER BOOTH REVIEWED LEGAL DEPARTMENT

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of May 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, U.S. Bank National Association, as custodian and as trustee, certificate administrator and paying agent.	(E)
4.2	Co-Lender Agreement, dated as of May 5, 2016, among Wilmington Trust, National Association, as Trustee, for the benefit of the Holders of COMM 2016-CCRE28 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CCRE28, as Note A-1 holder, Wilmington Trust, National Association, as Trustee, for the benefit of the Holders of CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3, as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-4-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-4-2 holder.	(E)
99.1	Primary Servicing Agreement, dated as of May 1, 2016, between Berkeley Point Capital LLC and Wells Fargo Bank, National Association.	(E)